STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK  10038

August 9, 2012

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549
Attention:  Karen L. Rossotto

Re:	Dreyfus Investment Funds (File No. 811-04813)
Preliminary Proxy Statement on Schedule 14A

Ladies and Gentlemen:

On behalf of the above-referenced Fund, transmitted herewith for filing with the Securities and Exchange Commission is the Fund's preliminary proxy statement on Schedule 14A and form of proxy (the "Proxy Materials") for a special meeting of shareholders of Dreyfus/The Boston Company Large Cap Core Fund (the "Series"), a series of the Fund (the "Special Meeting"), scheduled to be held on November 15, 2012 at 9:00 a.m. (Eastern Time).  The Special Meeting is being called for the purpose of asking shareholders of the Series to approve the liquidation and termination of the Series.  The Fund's charter documents require, with respect to the Series, shareholder approval of the liquidation and termination of the Series.  The Series' investment adviser, The Dreyfus Corporation, has reviewed the funds in the Dreyfus Family of Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds.  As a result of the review, management recommended to the Fund's Board of Trustees (the "Board") that the Series be liquidated.  The Board has unanimously approved, subject to shareholder approval, the liquidation and termination of the Series.

Shareholders of record at the close of business on August 28, 2012 will be entitled to receive notice of and to vote at the Special Meeting.  It is intended that copies of the Proxy Materials will be mailed to shareholders on or about September 19, 2012.

Please telephone the undersigned at 212.806.6138, or Janna Manes of this office at 212.806.6141, if you have any questions or comments.

Very truly yours,

/s/ David Stephens
David Stephens